SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-EDGEWATER TECHNOLOGY

                    GAMCO INVESTORS, INC.
                                 2/26/02           15,000             3.9500
                                 2/22/02            2,500             3.7100
                                 2/13/02            2,600             3.9900
                                 2/13/02            2,600-            4.0200
                                 2/13/02            2,600             3.9900
                                 2/13/02            7,000             3.9400
                                 1/31/02           12,800             4.0617
                                 1/29/02            1,000             4.4500
                                 1/28/02            2,100             3.7900
                                 1/18/02            5,700             3.7412
                                 1/07/02            1,900             3.9800
                                 1/04/02            5,500             3.8664
                                 1/03/02           14,100             3.9205
                                 1/02/02            9,500             3.9837
                                12/31/01            5,000             3.7780
                                12/31/01            5,000             3.9000
                    GABELLI ASSOCIATES FUND
                                 1/28/02            7,100-            4.4003
                     GABELLI FUNDS, LLC.
                         GABELLI SMALL CAP GROWTH FUND
                                 2/15/02            2,100             3.9500
                                 2/11/02            1,000             3.6400


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.